CERTIFICATION OF PERIODIC REPORT

                                  Exhibit 99.2

I, J. Gordon Huszagh and Executive Vice President & Chief Financial Officer of Suffolk Bancorp the ("Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002        /s/ J. Gordon Huszagh
                              --------------------------------------------------
                              J. Gordon Huszagh
                              Executive Vice President & Chief Financial Officer